SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2020

OMNOVA Solutions Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25435 Harvard Road, Beachwood, Ohio		44122-6201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 682-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 10¢ per share	OMN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events

On July 3, 2019, OMNOVA Solutions Inc. (the "Company") announced it had entered into an Agreement and Plan of Merger with Synthomer plc ("Synthomer"), Spirit USA Holdings Inc., and Synthomer USA LLC, pursuant to which the Company would merge with and into Spirit USA Holdings Inc., a wholly-owned subsidiary of Synthomer, subject to shareholder and regulatory approvals and other customary conditions (the "Transaction").

As contemplated by the merger agreement, on November 15, 2019, Synthomer notified the European Commission that it was seeking approval of the Transaction. On January 15, 2020, Synthomer and the Company received confirmation from the European Commission that it had conditionally approved the Transaction.

A copy of the Company's press release announcing the European Commission's decision is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements
Forward-looking statements within this disclosure are being made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the Transaction with Synthomer. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Transaction may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay Synthomer a termination fee; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) the effect of the announcement of the proposed Transaction on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; (v) risks related to obtaining the requisite consents to the proposed Transaction, including, without limitation, the receipt of approval from the Company’s shareholders, the timing (including possible delays) and receipt of regulatory clearance from governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authority may deny any such approval; and (vi) the conditions of the capital markets during the period covered by the forward-looking statements. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated January 15, 2020, issued by OMNOVA Solutions Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Frank P. Esposito
Name:	Frank P. Esposito
Title:	VP, Corporate Secretary and Investor Relations; Assistant General Counsel
Date:	January 15, 2020